CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)
(Unaudited)

David R. Wilmerding, Jr.
Chairman

November 23, 2021

Fellow Partner:

Our Fund earned $7.75 per share of net investment income in the nine months ended September 30, 2021, compared to $7.19 per share in the same period of 2020.

After providing for the September 30, 2021 distribution, the net asset value per partnership share on September 30, 2021 was $948.23. The net asset value on June 30, 2021, our last report date, was $967.93.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.
.

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at 1-866-311-7541 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-311-7541 or by contacting your financial intermediary. Your election to receive reports in paper will apply to the Fund and all funds you hold with your financial intermediary.

CHESTNUT STREET EXCHANGE FUND
 (A California Limited Partnership)

INVESTMENT ADVISER’S REPORT
(Unaudited)

Portfolio Review

Summary

U.S. equity markets rose during the first two months of the third quarter before falling sharply in September, resulting in a 0.58% gain in the S&P 500® Index (“S&P 500”) for the three months ended September 30, 2021. Growth stocks, as measured by the S&P 500® Growth Index, returned 1.87%, while value stocks, as measured by the S&P 500® Value Index, returned -0.85%. Small company stocks, as measured by the Russell 2000 Index, returned -4.36%, and global stocks, as represented by the MSCI World Stock Index, produced a -0.95% return during the first six months of the year.

As the third quarter progressed, the Delta variant of COVID-19 began spreading across the U.S., much like it already had around the rest of the world. This new strain of the virus combined with transportation and energy issues led to worsening supply chain problems in getting goods to U.S. shores, while additional economic issues in China weighed on investor sentiment.

Draconian lockdowns, reminiscent of those adopted by the U.S. in 2020, were implemented in several Asian countries throughout the quarter due to the Delta variant. In Vietnam and Malaysia, where vaccine rollouts were much lower than in western nations, production of palm oil, tin, coffee and semiconductors, among many other products and raw materials, were intermittently curtailed as governments enforced stay-at-home orders.

Transportation of finished goods and raw materials continued to be affected, as similar lockdowns occurred in major Chinese ports during the quarter. These lockdowns coincided with continued shipping constraints exacerbated by consolidation of the shipping industry over the past five to six years. This was a problematic setup that did not allow for much flexibility when global supply and demand imbalances continued to worsen in 2021. These problems led to significant backups along the U.S. West Coast, as dozens of cargo ships sat at anchor waiting to unload, when typically, only one or two might have been seen.

While this was occurring, the Chinese real estate sector began to show signs of strain under the significant leverage that property developers had built up over the past decade. The Chinese government set stricter leverage requirements in 2020 for these developers, which led to a sharp deterioration of their financial status and has the potential to cause a housing downturn in China.

All these issues weighed on investor sentiment around the world, and September became the first negative month of returns for the S&P 500 in 2021.

Performance Attribution

During the third quarter of 2021, the Fund’s return was -1.78%, trailing the 0.58% return of the S&P 500.

The Fund’s relative overweight in the industrial and materials sectors and underweight in the information technology sector all contributed negatively to relative performance during the quarter. The Fund also lacked any exposure to the utilities and real estate sectors, both of which outperformed the broader index. Stock selection in the industrial, materials, and energy sectors also detracted from relative performance. For example, Union Pacific Corporation, Air Products & Chemicals, Inc., and the 3M Company all underperformed their respective sectors. In addition, Moody's Corporation (the Fund’s largest holding) was down 1.84% for the quarter compared to the 2.74% return of the broader financial sector.

The Fund had meaningful outperformance from stock selection in only one sector during the quarter - information technology. Oracle Corporation was the Fund’s top performer and outperformed the broader technology space during the quarter as well. Alphabet Inc. continued its outperformance of the S&P 500 and communications services sector during the quarter. It remains one of the best performing stocks in the S&P 500 year-to-date.

It should also be noted that several of the Fund’s better performing stocks during the quarter had very low absolute weights in the Fund, including Organon & Company and Westinghouse Air Brake Technologies Corporation.

Outlook

Supply chain issues that worsened throughout 2021 have yet to show signs of significant improvement. Many U.S. companies have curtailed production or made announcements that inventory may not be available for the upcoming holiday season. That being said, those same companies as well as their suppliers have a vested interest in ensuring that supply chain issues are resolved in a timely manner. We expect 2022 to show improvement in most of these areas as COVID-19 cases recede, vaccinations increase, and the world reverts to more normalized supply and demand dynamics.

Any opinions expressed are those of Mitchell Sinkler & Starr as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call 1-866-311-7541 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by Mitchell Sinkler & Starr to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

PERFORMANCE SUMMARY
As of September 30, 2021
(Unaudited)

	Chestnut Street Exchange Fund	S&P 500® Index	DJIATM Index
3rd Quarter 2021	-1.78%	0.58%	-1.46%
1 Year	21.82%	30.00%	24.15%
3 Years*	12.05%	15.99%	11.00%
5 Years*	12.95%	16.90%	15.68%
10 Years*	13.77%	16.63%	14.72%
Annualized	11.13% (1)	11.68% (1)	11.57% (1)
Cumulative	11,130.18%(1)	13,917.92% (1)	13,345.51% (1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Average Annual Return
(1) Fund Inception 12/29/76

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

SCHEDULE OF INVESTMENTS
September 30, 2021
(Unaudited)

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS: 98.9%
BANKS: 9.4%			PHARMACEUTICALS & BIOTECHNOLOGY: 6.6%
Bank of America Corp.	45,120	$1,915,344	Johnson & Johnson	54,167	$8,747,971
JPMorgan Chase & Co.	93,420	15,291,920	Merck & Co., Inc.	69,293	5,204,597
Wells Fargo & Co.	63,362	2,940,630	Organon & Co.	6,929	227,202
		20,147,894			14,179,770
CAPITAL GOODS: 6.4%
3M Co.	22,140	3,883,799	RETAILING: 4.4%
Emerson Electric Co.	92,218	8,686,936	Amazon.com, Inc.*	957	3,143,783
General Electric Co.	10,821	1,114,888	Home Depot, Inc.	18,843	6,185,403
Westinghouse Air Brake Technologies Corp.	465	40,088			9,329,186
		13,725,711
			SEMICONDUCTORS: 4.5%
CONSUMER DURABLES & APPAREL: 1.4%			Intel Corp.	181,521	9,671,439
NIKE, Inc.	19,870	2,885,720			9,671,439
		2,885,720	SOFTWARE & SERVICES: 9.7%
			Check Point Software Technologies Ltd. *^	36,521	4,128,334
DIVERSIFIED FINANCIALS: 10.0%			Microsoft Corp.	40,995	11,557,310
Moody's Corp.	59,800	21,235,578	Oracle Corp.	56,963	4,963,186
		21,235,578			20,648,830

ENERGY: 2.4%			TECHNOLOGY, HARDWARE & EQUIPMENT: 4.7%
Exxon Mobil Corp.	54,923	3,230,571	Apple, Inc.	61,461	8,696,732
Schlumberger Ltd. ^	66,334	1,966,140	Cisco Systems, Inc.	22,662	1,233,493
		5,196,711			9,930,225

FOOD & STAPLES RETAILING: 1.1%			TRANSPORTATION: 7.0%
Walmart, Inc.	17,184	2,395,106	Union Pacific Corp.	75,680	14,834,034
		2,395,106			14,834,034
			Total Common Stocks
FOOD, BEVERAGE & TOBACCO: 3.8%			(Cost: $23,187,257)		210,965,767
Altria Group, Inc.	14,459	658,174
Kraft Heinz Co.	3,379	124,415	* Non-Income Producing
Mondelez International, Inc.	10,042	584,244	^ Foreign Issued Security
PepsiCo, Inc.	35,053	5,272,322
Philip Morris International, Inc.	14,459	1,370,569	TOTAL INVESTMENT IN SECURITIES
		8,009,724	(Cost: $23,187,257)	98.9%	$210,965,767
			Other assets	1.4%	2,995,517
HEALTH CARE EQUIPMENT & SERVICES: 5.8%			Other liabilities	(0.3)%	(616,105)
Abbott Laboratories	105,241	12,432,119	NET ASSETS
		12,432,119	(Applicable to 224,993 partnership shares outstanding)	100.0%	$213,345,179
			Net Asset Value Per Share		$948.23
MATERIALS: 7.3%
Air Products and Chemicals, Inc.	47,221	12,093,770	Net assets applicable to shares owned by:
Cabot Corp.	69,172	3,466,901	Limited partners
		15,560,671	(224,950 shares)		$213,304,405
			Managing general partners
MEDIA & ENTERTAINMENT: 14.4%			(43 shares)		40,774
Alphabet, Inc. Class A*	2,437	6,515,368	NET ASSETS		$213,345,179
Comcast Corp. Class A	189,902	10,621,219
Walt Disney Co.	69,505	11,758,161
ViacomCBS, Inc. Class B	47,793	1,888,301
		30,783,049

For purposes of this report, the securities in the portfolio have been organized by their respective Global Industry Classification Standard (GICS®) code. GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS
September 30, 2021
(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are becoming more widely available, the future impact of COVID-19 is currently unknown, and the pace of recovery may vary from market to market, which may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities
•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

September 30, 2021
(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The following is a summary of inputs used, as of September 30, 2021, in valuing the Fund’s investments carried at value:

	Total Value at September 30, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$210,965,767	$210,965,767	$-	$-

* See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS
Gordon L. Keen, Jr.
Langhorne B. Smith
David R. Wilmerding, Jr.

INVESTMENT ADVISER
Mitchell Sinkler and Starr, Inc.
Two Penn Center Plaza, Suite 1320
Philadelphia, PA 19102

ADMINISTRATOR	Third Quarter Report
U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	September 30, 2021
(Unaudited)

Chestnut Street Exchange Fund
TRANSFER AGENT	223 Wilmington West
U.S. Bank Global Fund Services	Chester Pike, Suite 216
615 East Michigan Street	Chadds Ford, PA 19137
Milwaukee, WI 53202	1-866-311-7541